UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
April 3, 2006

Date of Report (Date of earliest event reported)
Presstek, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-17541 (Commission File Number)	02-0415170 (I.R.S. Employer Identification No.)
55 Executive Drive
Hudson, New Hampshire 03051-4903

(Address of Principal Executive Offices)
(603) 595-7000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Regulation FD
Item 7.01.    Regulation FD Disclosure.
On April 3, 2006, Presstek, Inc. (the “Company”) issued a press release announcing the introduction of the Presstek Anthem Pro, a new generation chemistry-free thermally imaged digital plate. A copy of the Company’s press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.
The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01.    Financial Statements and Exhibits
     (c) Exhibits
99.1	Press release of Presstek, Inc., dated April 3, 2006, announcing the introduction of the Presstek Anthem Pro chemistry-free thermally imaged digital plate. Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSTEK, INC.
Date: April 3, 2006	By:	/s/ Moosa E. Moosa
Moosa E. Moosa
Executive Vice President -- Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Presstek, Inc., dated April 3, 2006, announcing the introduction of the Presstek Anthem Pro chemistry-free thermally imaged digital plate. Filed herewith.